EXHIBIT 10.30

IMPORTANT INFORMATION ON THE SEPARATION PROGRAM

APPLICABLE TO LEGACY MERCK

“SEPARATED RETIREMENT ELIGIBLE EMPLOYEES”

This Brochure applies to “Legacy Merck Employees” as defined in the Merck & Co., Inc. US Separation Benefits Plan (the “Separation Benefits Plan”):

(1) who experience a “Termination due to Workforce Restructuring” (as defined in the Separation Benefits Plan) on or after January 1, 2012; and

(2) who, as of their Separation Date are

•	at least age 55 with at least 10 years of Credited Service; or

•	at least age 65

Note: “Separated Retirement Eligible Employees” are not eligible for retiree healthcare unless they meet the age and service requirements to be either “Retiree Healthcare Eligible” or “Retiree Healthcare Bridge Eligible” (see the glossary contained in this Brochure).

This Brochure does not apply to Legacy Merck Employees who are “Separated Employees,” “Bridge-Eligible Employees,” or “Rebadged Employees” as those terms are defined in the brochures applicable to those groups. If you are a Legacy Merck Employee who is a “Separated Employee,” “Bridge-Eligible Employee,” or “Rebadged Employee,” see the brochure that applies to you.

Effective Date: As of January 1, 2012

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Table Of Contents

Brochure Overview	4

Separation Program Overview	5

Retirement Plan—Rule of 85 Transition Benefit	6
• If You Do Not Sign the Separation Letter	6
• Separation Program—Rule of 85 Transition Benefit—If You Sign the Separation Letter	7

Medical (including Prescription Drug) and Dental	8
• If You Are Retiree Healthcare Eligible on Your Separation Date	8
• Whether or Not You Sign the Separation Letter	8
• If You Do Not Sign the Separation Letter	8
• Separation Program—Deferred Commencement of Retiree Healthcare Benefits—If You Sign the Separation Letter	9
• If You Are Not Retiree Healthcare Eligible on Your Separation Date	10
• If You Are Not Retiree Healthcare Eligible on Your Separation Date—If You Do Not Sign the Separation Letter	10
• Separation Program—If You Are Not Retiree Healthcare Eligible But Are Retiree Healthcare Bridge Eligible on Your Separation Date—If You Sign the Separation Letter	10
• Separation Program—If You Are Not Retiree Healthcare Eligible or Retiree Healthcare Bridge Eligible on Your Separation Date—If You Sign the Separation Letter	12
• Merck Retiree Healthcare Benefits—In General	12
• Coordination with Medicare	14

Life Insurance	14
• Basic Life Insurance—If You Do Not Sign the Separation Letter	14
• Separation Program—Basic Life Insurance—If You Sign the Separation Letter	15
• AD&D, Optional Group Life and Dependent Life	15

Health and Life Insurance Benefits Overview Chart	16

Annual Incentive Program/Executive Incentive Program (“AIP/EIP”)	17
• AIP/EIP For Performance Year in Which Separation Date Occurs—If You Do Not Sign the Separation Letter	17
• Separation Program—AIP/EIP For Performance Year in Which Separation Date Occurs—If You Sign the Separation Letter	18

Stock Options, Restricted Stock Units and Performance Stock Units	18
• Stock Options (retirement terms)	19
• RSUs (retirement terms)	19
• PSUs (retirement terms)	20

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Other Benefits And Programs	21
• Business Travel Accident	21
• Dependent Care Flexible Spending Account	21
• Group Auto & Homeowners Insurance	21
• Group Legal Plan	21
• Health and Insurance Benefits	21
• Health Care Flexible Spending Account	22
• Long Term Care	22
• Long Term Disability	22
• Merck Deferral Program	23
• Sales Incentive Plan	23
• Savings Plan	23
• Short Term Disability	24
• Vacation Pay/Floating Holidays	24
• Vision	24

Other Important Information	25

Glossary of Definitions	26

Note: Capitalized Terms used in this Brochure are generally defined in the Glossary of Definitions.

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Brochure Overview

This Brochure summarizes the benefits for which a “Separated Retirement Eligible Employee” may be eligible under Merck’s Separation Program and other employee benefit plans and programs of Merck & Co., Inc. and its subsidiaries. Unless otherwise noted, it is not an official plan document. The terms and conditions of Merck’s employee benefit plans and programs applicable on an employee’s termination of employment from the Employer are as described in the official plan documents, including applicable summary plan descriptions (“SPDs”) and applicable summaries of material modification, in each case previously provided to you or provided to you with this Brochure, as such plans and programs (and the applicable SPDs) may be amended from time to time. A copy of the applicable SPDs and applicable summaries of material modification can be obtained on line at http://one.merck.com/sites/sa/en-us/Pages/USMerckSummaryPlanDescriptions.aspx or by calling the Merck Benefits Service Center at Fidelity at 800-666-3725. Unless otherwise noted below, to the extent the information in this Brochure differs from the official plan documents, the official plan documents will control.

“Separated Retirement Eligible Employees” are “Legacy Merck Employees” (as defined in the Separation Benefits Plan)

(1) who experience a “Termination due to Workforce Restructuring” (as defined in the Separation Benefits Plan) on or after January 1, 2012; and

(2) who as of their Separation Date, are

•	at least age 55 and have at least 10 years of Credited Service (as defined in the Retirement Plan); or

•	at least age 65.

Separated Retirement Eligible Employees are only those employees who are designated by the Employer or the Parent as “Separated Retirement Eligible Employees.” “Separated Retirement Eligible Employees” do not include employees who terminate employment in any way that does not constitute a Termination due to Workforce Restructuring as determined in accordance with the terms of the Separation Benefits Plan, including employees who resign for any reason. Benefits described in this Brochure only apply to Separated Retirement Eligible Employees and do not apply to any other employees of Merck or its subsidiaries or affiliates, including the Employer.

If you have been designated as a Separated Retirement Eligible Employee, the Employer or Parent will provide you with the Separation Letter. In order to receive the benefits under the Separation Program for which a release of claims is required, you must sign and return the Separation Letter by the date stated in the letter (the “Separation Letter Return Date”).

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

You are considered to have signed the Separation Letter if you sign and return the Separation Letter by the Separation Letter Return Date and, if a revocation period is applicable to you, do not revoke the Separation Letter within the revocation period. You are considered to have not signed the Separation Letter if you either (i) do not sign and return the Separation Letter by the Separation Letter Return Date, or (ii) sign and return the Separation Letter by the Separation Letter Return Date and, if a revocation period is applicable to you, revoke the Separation Letter within the revocation period.

Separation Program Overview

All benefits under the Separation Program applicable to Separated Retirement Eligible Employees are contingent upon the Separated Retirement Eligible Employee signing the Separation Letter. They consist of:

•	Separation Pay

•	Outplacement Benefits

•	Eligibility for continued medical, dental and Basic Life Insurance benefits

•	Eligibility for a special payment in lieu of an AIP/EIP bonus for the performance year in which his or her Separation Date occurs

•	Eligibility for retiree healthcare for those who are “Retiree Healthcare Bridge Eligible” on their Separation Date

•	Deferred eligibility for retiree medical and dental benefits for those who are “Retiree Healthcare Eligible” on their Separation Date

•	Rule of 85 Transition Benefit under the Retirement Plan (for those who are not eligible on their Separation Dates but would have attained it within two years of their Separation Dates)

Separation Pay, Outplacement Benefits and continued medical, dental and Basic Life Insurance benefits are described in the Separation Plan SPD distributed with this Brochure.

This Brochure describes:

•	benefits offered under the Separation Program that are not described in the Separation Plan SPD;

•	benefits for those Separated Retirement Eligible Employees who do not sign the Separation Letter; and

•	terms and conditions of certain Merck benefit plans and programs as they apply to any Separated Retirement Eligible Employees without regard to whether they sign the Separation Letter.

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Retirement Plan—Rule of 85 Transition Benefit

If You Do Not Sign the Separation Letter

You are eligible to retire under the terms of the Retirement Plan. As a Separated Retirement Eligible Employee, you will be considered to have retired from active service for Retirement Plan purposes on your Separation Date (even if the Separation Date is not the first day of a month). Your benefit from the Retirement Plan will be based on the Credited Service accrued as of your Separation Date and will be payable on the first day of the month following age 65 (or, if you are at least 65 on your Separation Date, on the first day of the month following your Separation Date). However, you can begin to receive your lump sum or monthly benefit payments on the first day of any month after you reach age 55. If you commence your lump sum or monthly benefit payment at or after age 55 but before age 62, the benefit will be reduced. This reduction reflects that payments are made earlier and for a longer period of time. The reduction for “retirees” is 0.25% for each month (i.e., 3% for each year that benefit payments begin before age 62). The reduction is much less than the actuarial reduction that applies to “terminated vested” participants. You will not receive the Rule of 85 Transition Benefit unless (i) you are eligible for that benefit under the Retirement Plan on your Separation Date, or (ii) you otherwise qualify for the benefit under the Separation Program as described below.

Death. If you die after your Separation Date but before you begin to receive your benefits from the Retirement Plan, your spouse (or estate in the case of any unmarried participant) will receive an annuity or a lump sum. The lump sum, according to the plan factors in effect as they change from time to time, is based on your age 65 accrued benefit, reduced .25% per month before age 62 that your death occurs. Then the benefit is calculated as though you had elected a joint and 100% survivor annuity with your spouse (if you’re unmarried, as though you had a spouse the same age as you) on the day before you died. The lump sum is the actuarial equivalent of just the 100% survivor portion of the benefit—that is, taking into account your death. The annuity or lump sum is payable only after your spouse (or administrator of your estate) applies for the benefit.

Payments not Compensation for Retirement Plan. Separation Pay is not compensation for Retirement Plan purposes. A bonus or the special payment, if any, in lieu of an AIP/EIP bonus paid after your Separation Date is also not compensation for Retirement Plan purposes.

If any portion of your benefit is from a different plan, such as the Retirement Plan for Hourly Employees of MSD, there is an offset which reduces the benefit from the Retirement Plan. The aggregate lump sum benefit payable from two different plans generally differs slightly from a lump sum payable from only one plan (especially if different interest rate methodologies apply).

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Separation Program—Rule of 85 Transition Benefit—If You Sign the Separation Letter

As described above in the paragraph “If You Do Not Sign the Separation Letter,” you are eligible to retire under the terms of the Retirement Plan. Under the Separation Program, if you would have qualified for the Rule of 85 Transition Benefit within two years of your Separation Date, the Rule of 85 Transition Benefit will be paid to you under special provisions under the Retirement Plan. The Rule of 85 Transition Benefit will be payable upon commencement of your pension benefits, even if the date of commencement of pension benefits is earlier than the date you would otherwise have qualified for the Rule of 85 Transition Benefit.

The Rule of 85 Transition Benefit is fully described in the SPD and applicable summaries of material modification for the Retirement Plan. In general, the Rule of 85 was phased out in July of 1995. It had provided that an employee whose employment terminated after age 55, and whose age and service equaled at least 85, would be eligible for an unreduced age 65 benefit instead of the normal early retirement subsidy (i.e., a 3% per year reduction for every year the benefit begins prior to age 62). The Rule of 85 Transition Benefit preserved 100% of the Rule of 85 for any employee who was 50 or older in July of 1995, with 90% preserved for then 49 year old employees, etc. No benefit was preserved for employees then 40 or younger.

You are eligible for the Rule of 85 Transition Benefit under the Separation Program, if you would have reached the Rule of 85 Transition Benefit within two years of your Separation Date. In other words, this enhancement applies if on your Separation Date the sum of your age and Credited Service is at least 81.

For example, assume a Separated Retirement Eligible Employee was born June 30, 1954. On July 1, 1995, this employee was 41, so 10% of her Rule of 85 Transition benefit was preserved. Assume further that her Separation Date is January 1, 2012 and that she then has exactly 26 years of Credited Service. If her employment had continued, she would have been entitled to the Rule of 85 Transition Benefit as of October 1, 2012 (her age and service as of that date would have equaled 85). Therefore, this employee would receive the Rule of 85 Transition Benefit (i.e., 10% of the Rule of 85 Transition Benefit) when her benefits from the Retirement Plan begin, because October 1, 2012, is less than two years from her Separation Date of January 1, 2012.

On the other hand, assume instead that a Separated Retirement Eligible Employee’s age and Credited Service as of his Separation Date add up to less than 81. He is not eligible for the Rule of 85 Transition Benefit under the

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Separation Program because he would not have been entitled to the Rule of 85 Transition Benefit within two years of his Separation Date.

The special provisions in the Retirement Plan are subject to certain discrimination tests under tax laws. Our actuaries have reviewed data on a preliminary basis and concluded that these special provisions satisfy those tests, under most scenarios. However, if the provisions in practice happen to fail the tests, the benefits described here will be made, to the extent necessary, from company assets outside the Retirement Plan. Benefits from the Retirement Plan have tax advantages that payments outside it do not. You will be notified as soon as possible if this provision affects you.

Split Election. Separated Retirement Eligible Employees whose pension benefits are payable in part from the Supplemental Retirement Plan who wish to make an election with respect to the retirement benefits under that plan should do so in accordance with that plan by contacting the Support Center at 866-MERCK-HD (866-637-2543) to request the appropriate paperwork if eligible.

Official Plan Document. To the extent this section describes eligibility for the Rule of 85 Transition Benefit it constitutes a summary of material modification to the SPD for the Retirement Plan and should be kept with that document.

Medical (including Prescription Drug) and Dental

If You Are Retiree Healthcare Eligible on your Separation Date

Whether or Not You Sign the Separation Letter

If you are Retiree Healthcare Eligible on your Separation Date, you are eligible for retiree healthcare (medical and dental) benefits under the terms of Merck’s medical and dental plans, as they may be amended from time to time, whether you sign the Separation Letter or not.

If You Do Not Sign the Separation Letter

If you are Retiree Healthcare Eligible and you do not sign the Separation Letter or you are not eligible for medical and/or dental benefit continuation as of your Separation Date under the Separation Benefits Plan, your active employee coverage will continue to the end of the month in which your Separation Date occurs and your retiree healthcare benefits will commence as of the first of the month coincident with or following your Separation Date.

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Separation Program—Deferred Commencement of Retiree Healthcare Benefits—If You Sign the Separation Letter

If you are Retiree Healthcare Eligible and you sign the Separation Letter you will be eligible to continue your medical and/or dental coverage under Merck’s plans (as they may be amended from time to time) in accordance with COBRA, however, you will be eligible to pay a subsidized COBRA rate equal to the contribution rates applicable to active employees as they may change from time to time for your Benefits Continuation Period. Your Benefits Continuation Period starts on the first day of the COBRA continuation period and continues for a period of up to 18 months. The length of your Benefits Continuation Period is based on your complete years of continuous service on your Separation Date. Please note that you will receive a letter from the Merck Benefits Service Center regarding your eligibility to elect continuation coverage under COBRA. That letter will reflect the full COBRA rate—not the subsidized rate. You must elect to continue coverage under COBRA in accordance with the instructions contained in that letter in order to be eligible for continuation coverage at the subsidized rates. See the Separation Plan SPD for more information. Also note that you can terminate your active medical and/or dental coverage during your Benefits Continuation Period but you cannot re-enroll in that coverage thereafter.

At the end of your Benefits Continuation Period, you are eligible to participate in retiree medical and dental benefits at subsidized retiree rates applicable to similarly situated retirees.

You cannot commence retiree medical or retiree dental benefits before the end of your Benefits Continuation Period, however, you can waive your Benefits Continuation Period as of your Separation Date or in limited circumstances you may elect to end that period early and elect retiree benefits instead. Also note that you can terminate your medical and/or dental coverage during your Benefits Continuation Period without waiving your Benefits Continuation Period and you will still be eligible to elect retiree medical and dental coverage at the end of your Benefits Continuation Period. For information, see the Separation Plan SPD.

If you are Retiree Healthcare Bridge Eligible and you sign the Separation Letter but you are not eligible for medical and/or dental benefit continuation as of your Separation Date under the Separation Benefits Plan (e.g., you had no active coverage on your Separation Date or you failed to timely elect and pay for continuation coverage under COBRA), you are not eligible to continue such coverage under COBRA through your Benefits Continuation Period. Instead, you will be eligible to enroll in retiree medical and dental benefits at the end of your Benefits Continuation Period or as of your Separation Date if you elect to waive your Benefits Continuation Period. If you elect to end your Benefits Continuation Period early, you can enroll in retiree medical and dental coverage during annual enrollment (for coverage effective the following January 1) or mid-year if you

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

have a life event (e.g., you lose coverage elsewhere) and you contact the Merck Benefit Service Center within 30 days of the event.

If you elect to waive or end your Benefits Continuation Period early, you are electing to permanently and irrevocably forfeit your right to active medical and dental (and Basic Life Insurance) continuation for which you would have otherwise been eligible during that period. See the Separation Plan SPD for information on the limited circumstances that permit you to end your Benefits Continuation Period early.

Official Plan Document. To the extent this section describes deferred eligibility for retiree healthcare it constitutes a summary of material modification to the medical and dental sections of the Merck SPD for Legacy Merck Retirees and should be kept with that document.

If You Are Not Retiree Healthcare Eligible on Your Separation Date

If You Are Not Retiree Healthcare Eligible on Your Separation Date—If You Do Not Sign the Separation Letter

If you are not Retiree Healthcare Eligible and do not sign the Separation Letter your medical and dental coverage will continue until the end of the month in which your Separation Date occurs. You will be eligible to elect to continue your coverage in accordance with COBRA for up to 18 months from the first day of the month coincident with or following your Separation Date just like any other employee whose employment ends. If you have no medical and/or dental coverage under Merck’s medical and dental plans on your Separation Date, you will not be eligible to elect such coverage under COBRA.

Separation Program—If You Are Not Retiree Healthcare Eligible But are Retiree Healthcare Bridge Eligible on Your Separation Date—If You Sign the Separation Letter

If you are Retiree Healthcare Bridge Eligible and you sign the Separation Letter you will be eligible to continue medical and dental coverage under Merck’s plans (as they may be amended from time to time) in accordance with COBRA, however, you will be eligible to pay a subsidized COBRA rate equal to the contribution rates applicable to active employees as they may change from time to time for your Benefits Continuation Period. Your Benefits Continuation Period starts on the first day of the COBRA continuation period and continues for a period of up to 18 months. The length of your Benefits Continuation Period is based on your complete years of continuous service on your Separation Date. Please note that you will receive a letter from the Merck Benefits Service Center regarding your eligibility to elect continuation coverage under COBRA. That

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

letter will reflect the full COBRA rate—not the subsidized rate. You must elect to continue coverage under COBRA in accordance with the instructions contained in that letter in order to be eligible for continuation coverage at the subsidized rates. See the Separation Plan SPD for more information. Also note that you can terminate your active medical and/or dental coverage during your Benefits Continuation Period but you cannot re-enroll in that coverage thereafter.

At the end of your Benefits Continuation Period, you are eligible to participate in retiree medical and dental benefits at subsidized retiree rates applicable to similarly situated retirees.

You cannot commence retiree medical or retiree dental benefits before the end of your Benefits Continuation Period, however, you can waive your Benefits Continuation Period as of your Separation Date or in limited circumstances you may elect to end that period early and elect retiree benefits instead. Also note that you can terminate your medical and/or dental coverage during your Benefits Continuation Period without waiving your Benefits Continuation Period and you will still be eligible to elect retiree medical and dental coverage at the end of your Benefits Continuation Period. For information, see the Separation Plan SPD.

If you are Retiree Healthcare Bridge Eligible and you sign the Separation Letter but you are not eligible for medical and/or dental benefit continuation as of your Separation Date under the Separation Benefits Plan (e.g., you had no active coverage on your Separation Date or you failed to timely elect and pay for continuation coverage under COBRA), you are not eligible to continue such coverage under COBRA through your Benefits Continuation Period. Instead, you will be eligible to enroll in retiree medical and dental benefits at the end of your Benefits Continuation Period or as of your Separation Date if you elect to waive your Benefits Continuation Period. If you elect to end your Benefits Continuation Period early, you can enroll in retiree medical and dental coverage during annual enrollment (for coverage effective the following January 1) or mid-year if you have a life event (e.g., you lose coverage elsewhere) and you contact the Merck Benefit Service Center within 30 days of the event.

If you elect to waive or end your Benefits Continuation Period early, you are electing to permanently and irrevocably forfeit your right to active medical and dental (and Basic Life Insurance) continuation for which you would have otherwise been eligible during that period. See the Separation Plan SPD for information on the limited circumstances that permit you to end your Benefits Continuation Period early.

Retiree medical and dental eligibility provided under the Separation Program for Retiree Healthcare Bridge Eligible is subject to the same forfeiture provision described in the Separation Plan SPD. The forfeiture provision will apply for the period during which Separation Pay would have been paid had it been paid in

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

installments in accordance with the Employer’s normal payroll practices, however, if the forfeiture provision applies during that period, you will be permanently ineligible for retiree healthcare benefits.

Official Plan Document. To the extent this section describes eligibility for retiree healthcare for those who are Retiree Healthcare Bridge Eligible, it constitutes a summary of material modification to the medical and dental sections of the Merck SPD for Legacy Merck Retirees and should be kept with that document.

Separation Program—If You Are Not Retiree Healthcare Eligible or Retiree Healthcare Bridge Eligible on Your Separation Date—If You Sign the Separation Letter

If, on your Separation Date, you are not Retiree Healthcare Eligible or Retiree Healthcare Bridge Eligible you will be eligible to continue medical and dental coverage under Merck’s plans (as they may be amended from time to time) in accordance with COBRA, however, you will be eligible to pay a subsidized COBRA rate equal to the contribution rates applicable to active employees as they may change from time to time for your Benefits Continuation Period. Your Benefits Continuation Period starts on the first day of the COBRA continuation period and continues for a period of up to 18 months. The length of your Benefits Continuation Period is based on your complete years of continuous service on your Separation Date. Please note that you will receive a letter from the Merck Benefits Service Center regarding your eligibility to elect continuation coverage under COBRA. That letter will reflect the full COBRA rate—not the subsidized rate. You must elect to continue coverage under COBRA in accordance with the instructions contained in that letter in order to be eligible for continuation coverage at the subsidized rates. See the Separation Plan SPD for more information. Also note that you can terminate your active medical and/or dental coverage during your Benefits Continuation Period but you cannot re-enroll in that coverage thereafter.

Merck Retiree Healthcare Benefits—in General

This section only applies to you if you are Retiree Healthcare Bridge Eligible and you sign the Separation Letter or you are Retiree Healthcare Eligible.

If you are eligible for retiree healthcare benefits as described in this Brochure, the date on which your retiree healthcare benefits begin as described above is the “Retiree Healthcare Commencement Date”.

You will be automatically enrolled in retiree medical and dental coverage as of your Retiree Healthcare Commencement Date. If you do not have medical and/or dental coverage on the last day of your Benefits Continuation Period, you will be enrolled in the no coverage retiree option. If you have medical and/or

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

dental coverage on the last day of your Benefits Continuation Period, you will be enrolled in retiree dental and medical coverage under the same coverage option in which you were enrolled on the day before your Retiree Healthcare Commencement Date, provided that coverage option is available to you as a retiree. If that coverage option is not available, you will be automatically enrolled in the plan’s default option. Coverage under your retiree medical and dental coverage will also automatically continue for your eligible dependents who were enrolled under the applicable plans on the day before your Retiree Healthcare Commencement Date provided they are eligible for coverage.

You are permitted to add eligible dependents or drop covered dependents and/or change medical and/or dental coverage options retroactive to your Retiree Healthcare Commencement Date only if you notify the Merck Benefits Service Center of such change(s) within 30 days after your Retiree Healthcare Commencement Date. Thereafter, any permitted changes will only be made prospectively during annual enrollment (for coverage effective the following January 1) or mid-year if you experience a life event and you notify the Merck Benefits Service Center within 30 days of the event.

You can “opt-out” of retiree medical and/or dental coverage at any time, but note that your ability to re-enroll for coverage is generally limited to annual open enrollment (with the following January 1 as the re-enrollment effective date); mid-year enrollment is available only if you have a life event that permits you to enroll in coverage and you contact the Merck Benefit Service Center to re-enroll in Merck retiree coverage within 30 days of the date of the life event.

You must pay the applicable contributions for retiree healthcare coverage beginning on your Retiree Healthcare Commencement Date. You will receive an invoice from the Merck Benefits Service Center that indicates the contribution due for your retiree healthcare coverage. If you fail to pay the contribution required for retiree healthcare coverage in the time and manner specified on the invoice, you will be deemed to have opted out of coverage and your ability to re-enroll is limited as described above. You may want to consider enrolling in the automatic payment option available through the Merck Benefits Service Center at Fidelity. Contact the Merck Benefits Service Center at Fidelity at 800-666-3725 for additional information.

For purposes of determining the retiree medical contributions, a Separated Retirement Eligible Employee

•

will have the number of points that is the sum of his/her age and years of adjusted service as recorded on the Employer’s records (from age 40 for those subject to the “Rule of 88”; all adjusted service for those subject to the “Rule of 92”) as of his/her Separation Date; and

•	will pay premiums for medical coverage in accordance with the premium schedule for the “Rule of 92” or the “Rule of 88”, as

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

applicable, in effect on his/her Retiree Healthcare Commencement Date, as the premium schedule may be amended from time to time.

To determine whether the “Rule of 92” or the “Rule of 88” applies to you and to see the contributions applicable to those schedules, see About Me on Sync.

For retiree dental coverage you will pay a flat dollar contribution in accordance with the contribution schedule for retiree dental coverage in effect on your Retiree Healthcare Commencement Date, as that contribution schedule may be amended from time to time. For the contribution schedule applicable to retiree dental coverage, see About Me on Sync.

You cannot be covered as an active employee for medical and/or dental through COBRA and/or Basic Life Insurance and as a retiree (even under the no coverage option) for Merck healthcare coverage during the same period.

Coordination with Medicare

An individual is generally eligible for Medicare if he or she is at least age 65 or has been entitled to Social Security disability benefits for at least 24 months. If you or your dependents are eligible for Medicare on your Separation Date or become eligible for Medicare during the period for which you are covered under COBRA at subsidized or non-subsidized rates or thereafter if eligible as a retiree, the Merck medical plan under which you are covered will coordinate with Medicare. That means that Medicare will be primary and the Merck medical plan will be secondary. You or your dependents, as applicable, must enroll in Medicare immediately when first eligible for Medicare. When coordinating with Medicare, the Merck medical plans assume that you and your dependents are covered by Medicare as of the first date you or your dependents, as applicable, are eligible to be covered under Medicare—whether or not the individual is actually covered. If you and your dependents do not enroll in Medicare when first eligible you will experience a gap in coverage and you may be obligated to pay a late enrollment penalty to Medicare for Medicare when you do enroll. For information on eligibility for and enrollment in Medicare visit your local Social Security Administration office or contact the Social Security Administration online at www.ssa.gov or by phone at 800-772-1213.

Life Insurance

Basic Life Insurance—If You Do Not Sign the Separation Letter

If you do not sign the Separation Letter your Basic Life Insurance will continue for 31 days after your Separation Date. During this 31-day period you may elect to

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

convert this coverage to an individual policy with Prudential, subject to certain limitations. Contact the Merck Benefits Service Center (800-666-3725) or Prudential (877-370-4778) for more information.

Separation Program—Basic Life Insurance – If You Sign the Separation Letter

If you sign the Separation Letter, your Basic Life Insurance will continue at no cost to you under Merck’s life insurance plan (as it may be amended from time to time) during your Benefits Continuation Period as more fully described in the Separation Plan SPD. You are responsible for paying applicable tax on imputed income, if any, for Basic Life Insurance coverage during your Benefits Continuation Period. Note that you may elect to waive or end your Benefit Continuation Period early under limited circumstances but if you do the Basic Life Insurance (and any medical and/or dental benefit) continuation for which you would have otherwise been eligible during that period will be permanently and irrevocably forfeited. See the Separation Plan SPD for information on the limited circumstances that permit you to waive or end your Benefits Continuation Period early.

AD&D, Optional Group Life and Dependent Life Insurance

Whether or not you sign the Separation Letter, your accidental death and dismemberment coverage will end as of your Separation Date and your optional group term life insurance and dependent life insurance will continue for 31 days after your Separation Date. During this 31-day period you may elect to convert or port your optional group term life and/or dependent life coverage to an individual policy with Prudential, subject to certain limitations. Contact the Merck Benefits Service Center (800-666-3725) or Prudential (877-370-4778) for more information.

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Health and Life Insurance Benefits Overview Chart

The chart below is provided for your convenience to compare the medical, dental and Basic Life Insurance benefits offered under the Separation Program to the normal plan provisions. It assumes you are eligible for medical and dental continuation under COBRA, that you sign the Separation Letter and that you timely pay the required contributions to continue coverage.

	Regular Plan Provisions	Separation Program
Medical (including Prescription Drug) and Dental

If Retiree Healthcare Eligible—will begin participation in retiree medical and dental benefits as of the first of the month following Separation Date w/ applicable retiree contributions

If not Retiree Healthcare Eligible, medical and dental benefits continue until the end of the month in which your Separation Date occurs; eligible for COBRA afterward for up to 18 months at full COBRA rate

Benefits continue to end of month in which your Separation Date occurs; eligible for COBRA afterwards for up to 18 months as follows:

Provided you elect to continue benefits under COBRA,

Medical and Dental benefits at subsidized rates equal to active employee rates continue for the duration of your Benefits Continuation Period;

Thereafter

If not either Retiree Healthcare Eligible or Retiree Healthcare Bridge Eligible—medical and dental benefits continue for remaining COBRA period, if any, at full COBRA rate;

If either Retiree Healthcare Eligible or Retiree Healthcare Bridge Eligible—begin participation in retiree medical and dental benefits w/applicable retiree contributions

Basic Life Insurance	Coverage equal to 1x base pay continues for 31 days after Separation Date. You may be eligible to convert to an individual policy with Prudential during the 31-day period.

Coverage equal to 1x base pay continues at no cost to you for the duration of your Benefits Continuation Period.

You may be eligible to convert to an individual policy with Prudential during the 31-day period after coverage ends as described above.

Optional Employee Group Term Life and Dependent Life	Coverage at level in effect on your Separation Date continues for 31 days You may be eligible to convert or port to an individual policy with Prudential during the 31-day period.

AD&D	No coverage	No coverage

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Annual Incentive Program/Executive Incentive Program (“AIP/EIP”)

As described in more detail below, payment of bonuses, or a special payment in lieu of a bonus, depends on when your Separation Date occurs during a performance year and for a special payment in lieu of a bonus whether or not you sign the Separation Letter.

•

For the performance year prior to Separation Date: Provided you are in a class of employees eligible for an AIP/EIP and your employment ends between January 1 and the time AIP/EIP bonuses are paid for that year to other employees, you will be eligible for an actual AIP/EIP bonus with respect to the performance year immediately preceding your Separation Date on the same terms and conditions as those that apply to other employees. That bonus, if any, will be paid at the time AIP/EIP bonuses are paid for that year to other employees (not later than March 15) or will be deferred in accordance with your applicable deferral election for that performance year. Eligibility for consideration for your prior performance year AIP/EIP bonus is not contingent upon your signing the Separation Letter.

•

For the performance year in which the Separation Date occurs: If you do not sign the Separation Letter, a pro-rated actual AIP/EIP bonus with respect to the performance year in which your Separation Date occurs may be paid at the time AIP/EIP bonuses are paid for that performance year to other employees. If you sign the Separation Letter, a special payment in lieu of an actual AIP/EIP bonus for the performance year in which your Separation Date occurs is payable under this program. See below for details

•

For executives who are listed in the Summary Compensation Table for the most recent proxy materials issued by Merck in connection with the annual meeting of shareholders, the amount of payment in lieu of EIP award, if any, will be guided by the principles contained in this section, but Merck retains complete discretion to pay more, or less, than those amounts.

•

The Employer reserves the right to treat the payment of AIP/EIP bonuses and/or the special payments in lieu of AIP/EIP bonuses as supplemental wages subject to flat-rate withholding (that is, not taking into account any exemptions).

•	No 401(k) deductions are made from any special payment in lieu of an AIP/EIP.

AIP/EIP For Performance Year in Which Separation Date occurs—If you do Not Sign the Separation Letter

If you do not sign the Separation Letter, you will be eligible for consideration for an AIP/EIP bonus with respect to the performance year in which your Separation Date occurs on the same terms and conditions as other employees of the Employer who retired during the performance year. Provided you are in a class

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

of employees eligible for an AIP/EIP, your AIP/EIP bonus, if any, will be paid to you at the same time AIP/EIP bonuses are paid to other employees or will be deferred in accordance with your applicable deferral election for that AIP/EIP performance year, as applicable.

Separation Program—AIP/EIP For Performance Year in Which Separation Date Occurs—If You Sign the Separation Letter

A special payment in lieu of an AIP/EIP with respect to the performance year in which your Separation Date occurs may be paid only if you sign the Separation Letter. The special payment, if any, will be calculated based on the target bonus applicable to you under the AIP/EIP on your Separation Date (subject to the following sentence) with respect to the current performance year and the number of full and partial months you worked in the current performance year and is subject to downward adjustment by Merck in its sole discretion based on a variety of factors, including but not limited to your documented poor performance in the current performance year. If your Separation Date occurs on or after the effective date of your assigned band, pathway and level under the new Compensation and Career Framework communication but before January 1, 2013, your target bonus will be the greater of the target applicable to your assigned position in the Compensation and Career Framework job structure on your Separation Date or your band/tier level immediately preceding the conversion to the new structure. If you receive a special payment in lieu of an AIP/EIP bonus, it will be paid to you (less applicable withholding) as soon as administratively feasible following your Separation Date (but not later than March 15 of the year following your Separation Date) and Merck’s receipt of your signed Separation Letter. However, if you elected to defer all or part of your AIP/EIP bonus, that election will apply to payments made in lieu of AIP/EIP bonus.

Stock Options, Restricted Stock Units and Performance Stock Units

Only employees may receive incentives under Merck’s incentive stock plans, including stock options, restricted stock units (“RSUs”) or performance stock units (“PSUs”); therefore, you will not be eligible to receive any grants after your Separation Date.

Under Merck’s incentive stock plans, stock options, RSUs and PSUs held by a U.S. employee whose employment ends are treated under the provisions of the grants applicable to retirement only if the employee is considered a retiree under the Retirement Plan.

Whether you sign the Separation Letter or not, because you are considered a retiree under the Retirement Plan the retirement provisions applicable to stock options, restricted stock units and performance stock units will apply to any

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

outstanding incentive you hold on your Separation Date. The retirement provisions may differ based on the grants. IT IS YOUR RESPONSIBILTY TO FAMILIARIZE YOURSELF WITH THE TERMS OF INDIVIDUAL GRANTS.

Stock Options (retirement terms)

Generally, for outstanding annual and quarterly stock option grants made in 2001 through 2009, the retirement provisions are:

Unvested options will vest on the original vesting date and then be exercisable for the full term of the option, expiring on the original expiration date. Vested options will be exercisable for the remaining term of the option, expiring on the original expiration date.

Generally, for outstanding annual and quarterly stock option grants made during 2010 and thereafter, the retirement provisions are:

•	Unvested Options:

•	If your Separation Date occurs before the 6-month anniversary of the option grant date, the options expire on your Separation Date; or

•

If your Separation Date occurs on or after the 6-month anniversary of the option grant date, unvested options will become exercisable on their original vesting date and remain exercisable until they expire on the day before the fifth anniversary of the grant date (or their original expiration date, if earlier).

•

Vested Options: Options that are vested on your Separation Date will be exercisable until they expire on the day before the fifth anniversary of the grant date (or their original expiration date, if earlier).

Key R&D, MRL and MMD new hire stock option grants, and other stock option grants may have different terms. See the term sheets applicable to such stock option grants.

If you are treated as retired, and later rehired, stock options that are unexercised and outstanding on your rehire date will continue under the retirement terms.

RSUs (retirement terms)

Under the retirement provisions of the RSUs, any annual grants of restricted stock units that were granted at least 6 months prior to your Separation Date, if any, generally will vest and become distributable (together with any applicable accrued dividend equivalents for grants made in 2010 and thereafter) as if your employment with the Employer had continued. RSUs granted within 6 months of

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

your Separation Date will be forfeited (together with any applicable accrued dividend equivalents for grants made in 2010 and thereafter). See the term sheets applicable to RSUs granted to you, if any.

PSUs (retirement terms)

Under the retirement provisions of the PSUs, a pro rata portion of any annual grant of performance share units that were granted to you at least 6 months prior to your Separation Date will be payable if at all when the distribution with respect to the applicable performance year is made to active employees; the remainder of the grant will expire on your Separation Date. Performance share units, if any, granted to you within 6 months of your Separation Date will lapse on your Separation Date. See the term sheets applicable to PSUs granted to you, if any.

If you have any question about your stock options, restricted stock units or performance stock units, you can call the Support Center at 866-MERCK-HD (866-637-2543).

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

* * *

OTHER BENEFITS AND PROGRAMS

The following describes the terms and conditions of certain Merck benefit plans and programs as they apply to employees whose employment with the Employer terminates for any reason. For additional information, see the applicable SPDs and applicable summaries of material modification.

Business Travel Accident

Your coverage under the Business Travel Accident Insurance Plan ends on your Separation Date.

Dependent Care Flexible Spending Account

Your participation in the Dependent Care Flexible Spending Account ends on your Separation Date. Eligible expenses incurred throughout the calendar year in which your Separation Date occurs (even after employment with the Employer ends) can be reimbursed but only up to the amount actually contributed to the account. Claims for those expenses must be submitted to Horizon Blue Cross Blue Shield by April 15th of the year following the year in which your Separation Date occurs. Amounts remaining in the account after all eligible expenses have been paid will be forfeited.

Group Auto & Homeowners Insurance

If you participate in the MetLife Group Auto & Homeowners Insurance on your Separation Date, your payroll deduction (and the applicable discount) will end on that date and you will be moved to direct bill with MetLife. If you have any questions, please contact MetLife at 800-438-6388.

Group Legal Plan

If you participate in the Group Legal Plan on your Separation Date, your coverage will end on that date. You may continue coverage on an individual basis for 30 months after your Separation Date. If you elect to continue coverage, you must pre-pay for the coverage for 30 months. Contact Hyatt Legal for details at 800-821-6400.

Health and Insurance Benefits

Merck’s health and insurance benefits consist of the following Merck plans and programs: medical (including prescription drugs), dental, vision, health care and

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

dependent care flexible spending accounts, life insurance (including basic and optional term life, and accidental death and dismemberment), long term care and long term disability. Your participation in these plans ends as described elsewhere in this communication. However, a full month of contribution/premium for your coverage under these plans in effect on your Separation Date may be deducted from your paycheck for the month in which your Separation Date occurs.

Health Care Flexible Spending Account

Your participation in the Health Care Flexible Spending Account (“HCFSA”) ends on your Separation Date, unless you elect to continue to participate in accordance with COBRA for the remainder of the calendar year in which your Separation Date occurs. If you elect to continue participation in HCFSA under COBRA, you must make your required contributions on an after-tax basis. Eligible expenses incurred while you participate in HCFSA during the calendar year in which your Separation Date occurs can be reimbursed up to your entire elected amount. Claims incurred after your participation in HCFSA ends cannot be reimbursed, no matter how much money is left in the account. Claims for expenses incurred during the calendar year in which your Separation Date occurs and while you are a participant in HCFSA must be submitted to Horizon Blue Cross Blue Shield by April 15 of the year following the year in which your Separation Date occurs. Amounts remaining in the account after all eligible expenses have been paid will be forfeited.

Long Term Care

If you elected coverage under Merck’s Long Term Care Plan for you (or your spouse or same-sex domestic partner), that coverage will end on your Separation Date. However, you may continue coverage without interruption by contacting CNA (the insurer) and paying your first quarterly premium to CNA within 31 days after the last day of the month in which your Separation Date occurs. For more information (and to request the necessary forms) contact CNA directly at 800-528-4582.

Long Term Disability

Your participation in the Long Term Disability Plan (“LTD Plan”) will end on the last day of the month in which your Separation Date occurs. In other words, you must have satisfied the 26-week LTD Plan eligibility period by the end of the month that includes your Separation Date to be eligible for LTD Plan benefits. If you are disabled and receiving income replacement benefits under the LTD Plan on your Separation Date, those benefits will continue in accordance with the terms of the LTD Plan. However, Separation Pay paid by the Employer under

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

the Separation Benefits Plan will be offset from benefits payable under the LTD Plan (meaning the LTD Plan benefits will be reduced by Separation Pay).

Merck Deferral Program

If you have an account balance in the Merck & Co., Inc. Deferral Program, your termination of employment will commence distribution of your account in accordance with your previously elected schedule, subject to applicable plan terms. For example, account balances less than $125,000 are distributed without giving effect to the participant’s election, while distributions to certain of Merck’s most highly paid employees on account of termination of employment cannot be made for six months from the termination date.

If you elected to defer all or part of your EIP/AIP distribution and receive a payment in lieu thereof as a result of your separation, your deferral election to the Merck Deferral Program will apply to your payment in lieu of your EIP/AIP.

Sales Incentive Plan

If you are a participant in a sales incentive plan of Merck or its subsidiaries, including the Employer, on your Separation Date, your eligibility to be paid a bonus, if any, will be determined under the terms and conditions of the plan in which you are a participant.

Savings Plan

Any Separation Pay you receive under the Separation Benefits Plan is not base pay and may not be contributed to the Savings Plan. A bonus or the special payment, if any, in lieu of an AIP/EIP bonus is also not compensation for purposes of the Savings Plan.

If you have an outstanding Savings Plan loan balance as of your Separation Date, you will have 60 days to repay the balance. If the loan is not repaid within 60 days, the outstanding loan balance will be considered to be in default and will be treated as a partial distribution subject to taxation and a possible 10% early withdrawal penalty. Please consult your tax advisor.

You generally may receive a final distribution from the Savings Plan at any time after your Separation Date. However, if the value of your Savings Plan account is less than $1,000 upon your Separation Date, you automatically will receive a distribution of your account balance following your Separation Date. If your account balance is between $1,000 and $5,000 upon your Separation Date, and you do not elect a lump sum distribution or a rollover, your account will be rolled over into an Individual Retirement Account (IRA) at Fidelity. If, upon reaching age 65, you have not previously elected to receive your benefits, your account balance will be distributed to you without regard to its amount. Review the

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

information in the SPD (and applicable summaries of material modification) for the Savings Plan for additional information on Receiving a Final Distribution.

Short Term Disability

Subject to applicable state law, your participation in the Short Term Disability Plan (“STD Plan”) ends on your Separation Date. If you are disabled and are receiving income replacement benefits under the STD Plan on your Separation Date, those benefits will continue in accordance with the terms of the plan. However, subject to state law, Separation Pay paid by the Employer under the Separation Benefits Plan will act as an offset from benefits payable under the STD Plan (meaning the STD Plan benefits will be reduced by Separation Pay). Where state law does not permit such offsets to be made to STD Plan benefits (or where the Employer or Parent in their sole and absolute discretion determines it is easier for the Employer to administer), STD Plan benefits will instead act as an offset from Separation Pay paid (or payable) by the Employer under the Separation Benefits Plan (meaning Separation Pay will be reduced by the STD Plan benefits). The amount of the offset will be established by the Employer and will be a good faith estimate of the STD Plan benefits payable to the employee after the employee’s Separation Date.

Vacation Pay/Floating Holidays

You will be paid for any amount of vacation that you have accrued but not used as of your Separation Date. Conversely, you must reimburse the Employer for any vacation you used prior to your Separation Date that you had not earned as of your Separation Date. Any such amounts to be reimbursed may be deducted from any Separation Pay paid pursuant to the Separation Benefits Plan. You will not be paid for unused vacation days carried over from the calendar year prior to your Separation Date or for floating holidays that are unused as of your Separation Date, unless payment is required under state law.

Vision

Coverage under the Vision Plan ends on the last day of the month in which your Separation Date occurs. You will be given the opportunity to continue this benefit in accordance with COBRA for up to 18 months from your Separation Date by paying the required premiums.

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

* * *

Other Important Information

Parent (or its applicable subsidiary) retains the right (to the extent permitted by law) to amend or terminate the Separation Benefits Plan and any other benefit or plan described in this brochure (or otherwise) at any time and nothing in this Brochure in any way limits that right. However, following a “change in control” of Parent (as defined in the Merck & Co., Inc. Change in Control Separation Benefits Plan, as it may be amended from time to time), certain limitations apply to the ability of Parent (or its applicable subsidiary) to amend or terminate its benefit plans. In addition, a Legacy Merck Employee whose employment is terminated without cause within two years following a “change in control” who satisfies certain age and service requirements on the date his or her employment ends, may also be entitled to receive the retirement pension and/or healthcare bridge as provided in the Merck & Co., Inc. Change in Control Separation Benefits Plan.

Notwithstanding anything in the Separation Program to the contrary, benefits under the Separation Program that are subject to Section 409A of the Internal Revenue Code of 1986, as amended, will be adjusted to avoid the excise tax under Section 409A. Parent or the Employer will take any and all steps it determines are necessary, in its sole and absolute discretion, to adjust benefits under the Separation Program to avoid the excise tax under Section 409A, including but not limited to, reducing or eliminating benefits, changing the time or form of payment of benefits, etc.

Payments made on account of separation from service are limited during the six months following the termination of employment of a “Specified Employee” as defined in Treas. Reg. Sec. 1.409A-1(i) or any successor thereto, which in general includes the top 50 employees of a company ranked by compensation. Notwithstanding anything contained in the Separation Program to the contrary, if a Covered Employee is a “Specified Employee” on his or her Separation Date, to the extent required by Section 409A of the Internal Revenue Code of 1986, as amended, no payments will be made during the six-month period following termination of employment. Instead, amounts that would otherwise have been paid during that six-month period will be accumulated and paid, without interest, as soon as administratively feasible following the end of such six-month period after termination of employment.

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Glossary of Definitions

As used in this document, the following terms have the following meanings.

“Basic Life Insurance” is life insurance provided under a plan sponsored by Parent or a subsidiary of Parent equal to 1x “base pay” (as defined in the Life Insurance SPD”).

“Benefits Continuation Period” is as defined in the Separation Benefits Plan.

“Credited Service” is as defined in the Retirement Plan.

“Employer” means individually and collectively, Merck Sharp & Dohme Corp., and its direct and indirect subsidiaries excluding Comsort, Inc. and Telerx Marketing, Inc. The term “Employer” excludes each Legacy Schering Entity (as defined in the Separation Benefits Plan) and Inspire Pharmaceuticals, Inc.

“Legacy Merck Employee” is as defined in the Separation Benefits Plan.

“Parent” means Merck & Co., Inc.

“Retiree Healthcare Bridge Eligible” means that you are a Separated Retirement Eligible Employee who as of your Separation Date is not Retiree Healthcare Eligible and (i) if your Separation Date occurs in 2012 you are at least age 49 with at least 9 years of Credited Service on your Separation Date, or (ii) if your Separation Date occurs in 2013 you are at least age 50 with at least 10 years of Credited Service as of December 31 of the year in which your Separation Date occurs, or (iii) if your Separation Date occurs in 2014 you are at least age 51 with at least 10 years of Credited Service as of December 31 of the year in which your Separation Date occurs, or (iv) if your Separation Date occurs in 2015 or thereafter you are at least age 52 with at least 10 years of Credited Service as of December 31 of the year in which your Separation Date occurs.

“Retiree Healthcare Commencement Date” means the date your retiree healthcare benefits begin as described in this Brochure.

“Retiree Healthcare Eligible” means that as of your Separation Date you are a Legacy Merck Employee who is at least age 55 and you have at least 10 “Years of Service” as that term is defined in the Merck SPD for Legacy Merck Retirees.

“Retirement Plan” means the Retirement Plan for Salaried Employees of MSD

“Separation Benefits Plan” means the Merck & Co., Inc. US Separation Benefits Plan

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

“Separated Retirement Eligible Employees” means “Legacy Merck Employees” (as that term is defined in the Separation Benefits Plan)

(1) who experience a Termination due to Workforce Restructuring ( as that term is defined in the Separation Benefits Plan) on after January 1, 2012; and

(2) who as of their Separation Date are

•	at least age 55 and have at least 10 years of Credited Service (as defined in the Retirement Plan) or

•	at least age 65.

Separated Retirement Eligible Employees are only those employees who are designated by the Employer or Parent as “Separated Retirement Eligible Employees.” “Separated Retirement Eligible Employees” do not include employees who terminate employment in any way that does not constitute a Termination due to Workforce Restructuring as determined in accordance with the terms of the Separation Benefits Plan, including employees who resign for any reason.

“Separation Date” means a Separated Retirement Eligible Employee’s last day of employment with the Employer.

“Separation Letter” means the letter provided by the Parent or the Employer that includes a Release of Claims (as defined in the Separation Benefits Plan).

“Separation Letter Return Date” is the date stated in the Separation Letter (or as extended by the Employer at its sole discretion) by which Separated Retirement Eligible Employees must sign and return it to Parent or the Employer.

“Separation Plan SPD” means the SPD for the Merck & Co., Inc. US Separation Benefits Plan.

“Separation Program” means the (i) Separation Benefits Plan, and (ii) provisions described in this Brochure applicable to (A) eligibility for retiree healthcare benefits for Separated Retirement Eligible Employees who are Retiree Healthcare Bridge Eligible, (B) deferred commencement of retiree healthcare benefits for Separated Retirement Eligible Employees who are Retiree Healthcare Eligible, (C) eligibility for the Rule of 85 Transition Benefit under the Retirement Plan (for those who are not eligible on their Separation Dates would have attained it within 2 years of their Separation Dates), and (D) payment in lieu of AIP/EIP.

“SPDs” means summary plan descriptions of various employee benefit plans sponsored by Merck & Co., Inc. or one of its wholly owned subsidiaries.

LMRK Separated Retirement Eligible Employees

Effective as of January 1, 2012

Revised as of December 12, 2011